____________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported):  August 21, 1997


        CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to be dated as of August 21, 1997, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 1997-3).


                                  CWABS, INC.
                ---------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                333-11095           95-4596514
-----------------------           ---------           ---------------
(State or Other Jurisdiction     (Commission          (I.R.S. Employer
     of Incorporation)           File Number)        Identification No.)




      4500 Park Granada
      Calabasas, California                          91302
      --------------------                         --------
      (Address of Principal                       (Zip Code)
       Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----  --------

____________________________________________________________________________

Item 5. Other Events.
----    -----------

Filing of Certain Materials
---------------------------

    Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Asset-Backed Certificates, Series 1997-3.

    In connection with the offering of the Asset-Backed Certificates, Series 1997-3, Prudential Securities Incorporated ("Prudential") and Countrywide Securities Corporation ("Countrywide Securities" and together with Prudential, the "Underwriters"), as underwriters of the Certificates, have prepared certain materials (the "Computational Materials") for distribution to their respective potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

    For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials of the Underwriters are filed as Exhibit 99.1.




---------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated February 21 1997 and the prospectus supplement dated August 21, 1997, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 1997-3.



Item 7. Financial Statements, Pro Forma Financial
----    -----------------------------------------
        Information and Exhibits.
        ------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        99.1         Computational Materials.



                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CWMBS, INC.



                         By: /s/ David Walker
                             ----------------------
                             David Walker
                             Vice President




Dated:  August 21, 1997




                                Exhibit Index
                                -------------


Exhibit                                                   Page
-------                                                   ----

99.1         Computational Materials.



                    EXHIBIT 99.1:  COMPUTATIONAL MATERIALS


                          Marketing Memorandum for

             CWABS, Inc. Asset-Backed Certificates, Series 1997-3



                                             CWABS 1997-3
$ ( 30,520,000 )     Class AF-1        Fixed Rate Certificates -  (     %)
$ ( 26,540,000 )     Class AF-2        Fixed Rate Certificates -  (     %)
$ ( 12,110,000 )     Class AF-3        Fixed Rate Certificates -  (     %)
$ ( 10,000,000 )     Class AF-4        Fixed Rate Certificates -  (     %)
$ (  3,480,000 )     Class MF-1        Fixed Rate Certificates -  (     %)
$ (  2,610,000 )     Class MF-2        Fixed Rate Certificates -  (     %)
$ (  1,740,000 )     Class BF          Fixed Rate Certificates -  (     %)
$ (161,595,000 )     Class AV-1        AdjustableRate Certificates- (1MLIBOR +__ bps)
$ ( 11,340,000 )     Class MV-1        AdjustableRate Certificates- (1MLIBOR +__ bps)
$ ( 10,395,000 )     Class MV-2        AdjustableRate Certificates- (1MLIBOR +__ bps)
$ (  5,670,000 )     Class BV          AdjustableRate Certificates- (1MLIBOR +__ bps)



(Prudential Securities Incorporated Legend)

THE ANALYSIS IN THIS REPORT IS ACCURATE TO THE BEST OF PSI'S KNOWLEDGE AND IS BASED ON INFORMATION PROVIDED BY THE COUNTRYWIDE HOME LOANS, INC. ("COUNTRYWIDE"). PSI MAKES NO REPRESENTATIONS AS TO THE ACCURACY OF SUCH INFORMATION PROVIDED TO IT BY COUNTRYWIDE. ALL ASSUMPTIONS AND INFORMATION IN THIS REPORT REFLECT PSI'S JUDGMENT AS OF THIS DATE AND ARE SUBJECT TO CHANGE. ALL ANALYSES ARE BASED ON CERTAIN ASSUMPTIONS NOTED HEREIN AND DIFFERENT ASSUMPTIONS COULD YIELD SUBSTANTIALLY DIFFERENT RESULTS. YOU ARE CAUTIONED THAT THERE IS NO UNIVERSALLY ACCEPTED METHOD FOR ANALYZING FINANCIAL INSTRUMENTS. YOU SHOULD REVIEW THE ASSUMPTIONS; THERE MAY BE DIFFERENCES BETWEEN THESE ASSUMPTIONS AND YOUR ACTUAL BUSINESS PRACTICES. FURTHER, PSI DOES NOT GUARANTEE ANY RESULTS AND THERE IS NO GUARANTEE AS TO THE LIQUIDITY OF THE INSTRUMENTS INVOLVED IN THIS ANALYSIS. THE DECISION TO ADOPT ANY STRATEGY REMAINS YOUR RESPONSIBILITY. PSI (OR ANY OF ITS AFFILIATES) OR THEIR OFFICERS, 1DIRECTORS, ANALYSTS OR EMPLOYEES MAY HAVE POSITIONS IN SECURITIES, COMMODITIES OR DERIVATIVE INSTRUMENTS THEREON REFERRED TO HERE, AND MAY, AS PRINCIPAL OR AGENT, BUY OR SELL SUCH SECURITIES, COMMODITIES OR DERIVATIVE INSTRUMENTS. IN ADDITION, PSI MAY MAKE A MARKET IN THE SECURITIES REFERRED TO HEREIN. NEITHER THE INFORMATION NOR THE ASSUMPTIONS REFLECTED HEREIN SHALL BE CONSTRUED TO BE, OR CONSTITUTE, AN OFFER TO SELL OR BUY OR A SOLICITATION OF AN OFFER TO SELL OR BUY ANY SECURITIES, COMMODITIES OR DERIVATIVE INSTRUMENTS MENTIONED HEREIN. NO SALE OF ANY SECURITIES, COMMODITIES OR DERIVATIVE INSTRUMENTS SHOULD BE CONSUMMATED WITHOUT THE PURCHASER FIRST HAVING RECEIVED A PROSPECTUS AND, IF REQUIRED, PROSPECTUS SUPPLEMENT. FINALLY, PSI HAS NOT ADDRESSED THE LEGAL, ACCOUNTING AND TAX IMPLICATIONS OF THE ANALYSIS WITH RESPECT TO YOU, AND PSI STRONGLY URGES YOU TO SEEK ADVICE FROM YOUR COUNSEL, ACCOUNTANT AND TAX ADVISOR.

(Countrywide Securities Corporation Legend)

(THIS INFORMATION HAS BEEN PREPARED IN CONNECTION WITH THE ISSUANCE OF SECURITIES REPRESENTING INTEREST IN THE ABOVE TRUST, AND IS BASED IN PART ON INFORMATION PROVIDED BY COUNTRYWIDE HOME LOANS, INC. WITH RESPECT TO THE EXPECTED CHARACTERISTICS OF THE POOL OF HOME EQUITY LOANS IN WHICH THESE SECURITIES WILL REPRESENT UNDIVIDED BENEFICIAL INTERESTS. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE HOME EQUITY LOANS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS. NO REPRESENTATION IS MADE THAT ANY PERFORMANCE OR RETURN INDICATED HEREIN WILL BE ACHIEVED. FOR EXAMPLE, IT IS VERY UNLIKELY THAT LOANS WILL PREPAY AT A CONSTANT RATE OR FOLLOW A PREDICTABLE PATTERN. THIS INFORMATION MAY NOT BE USED OR OTHERWISE DISSEMINATED IN CONNECTION WITH THE OFFER OR SALE OF THESE OR ANY OTHER SECURITIES, EXCEPT IN CONNECTION WITH HE INITIAL OFFER OR SALE OF THESE SECURITIES TO YOU TO THE EXTENT SET FORTH BELOW. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST. THESE MATERIALS DO NOT CONSTITUTE AN OFFER TO BUY OR SELL OR A SOLICITATION OF AN OFFER TO BUY OR SELL ANY SECURITY OR INSTRUMENT OR TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. IN THE EVENT OF ANY SUCH OFFERING, THESE MATERIALS, INCLUDING ANY DESCRIPTION OF THE HOME EQUITY LOANS CONTAINED HEREIN, SHALL BE DEEMED SUPERSEDED, AMENDED AND SUPPLEMENTED IN THEIR ENTIRETY BY SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. COUNTRYWISE SECURITIES CORPORATION IS ACTING AS AN UNDERWRITER OF SUCH SECURITIES. COUNTRYWIDE SECURITIES CORPORATION IS AN AFFILIATE OF CWABS, INC., AND COUNTRYWIDE HOME LOANS, INC.)

Title of Securities:       Asset-Backed Certificates, Series 1997-3, Class
                           AF-1, Class AF-2, Class AF-3, Class AF-4, Class
                           MF-1, Class MF-2 and Class BF Fixed Rate Group
                           Certificates and Class AV-1, Class MV-1, Class MV-
                           2 and Class BV Adjustable Rate Group Certificates

Seller:                    Countrywide Home Loans, Inc.

Master Servicer:           Countrywide Home Loans, Inc.

Trustee:                   The Bank of New York

                             CREDIT ENHANCEMENT
                             ------------------
                             1) Excess Interest


                             2) Over-Collateralization
                             3) Cross-Collateralization
                             4) Subordination

Excess Interest:           Excess interest cashflows from each group will be
                           available as credit enhancement for the related group.

Overcollateralization:     The credit enhancement provisions of the Trust are
                           intended to provide for the limited acceleration of the Senior Certificates relative to the amortization of the related collateral, generally in the early months of the transaction.
                           Accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the Senior Certificates, resulting in the build up of overcollateralization ("O/C"). By paying down the principal balance of the certificates faster than the principal amortization of the respective collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the Collateral Pool over the principal balance of the related Certificates is created.
                           Excess cashflow will be directed to build the O/C amount until the pool reaches its required O/C target. Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

                           FIXED RATE CERTIFICATES
                           Initial: (0.00%)       Target: (1.00%)



                           ADJUSTABLE RATE CERTIFICATES
                           Initial: (0.00%)       Target: (1.00%)

                           These O/C percentages are subject to step-downs beginning in month 37 if the Subordinate Class Principal distribution tests are met.

Cross-Collateralization:   Excess spread from each of the two collateral
                           groups, if not needed to credit enhance its own group will be available to credit enhance the other group.

Subordination:


                                                GROUP I (Fixed)              GROUP II (Adjustable)

	                  (Moody's/Fitch)
	Class A           (Aaa/AAA)                 ( 9.00)%                       (14.50)%
	Class M-1         (Aa2/AA)                  ( 5.00)%                       ( 8.50)%
	Class M-2         (A2/A)                    ( 2.00)%                       ( 3.00)%
	Class B           (Baa2/BBB)                  ---                            ---









Class Sizes:

                                                    GROUP I                          GROUP II
                  	(Moody's/Fitch)
	Class A         (Aaa/AAA)                   (91.00)%                        (85.50)%
	Class M-1       (Aa2/AA)                    ( 4.00)%                        ( 6.00)%
	Class M-2       (A2/A)                      ( 3.00)%                        ( 5.50)%
	Class B         (Baa2/BBB)                  ( 2.00)%                        ( 3.00)%
	O/C                                     (0 to 1.00)%                    (0 to 1.00)%





                                                          Fixed Rate Certificates
                                      Class     Class     Class     Class     Class    Class    Class
                                      AF-1      AF-2      AF-3      AF-4      MF-1     MF-2      BF1
Moody's Ratings:                       Aaa       Aaa       Aaa       Aaa       Aa2      A2      Baa2
Fitch Ratings:                         AAA       AAA       AAA       AAA       AA        A       BBB
Approximate Size ($MM):               30.52     26.54     12.11     10.00     3.48     2.61      1.74
Coupon:                               (TBD       TBD       TBD       TBD       TBD      TBD     TBD)
Benchmark:                            (TBD       TBD       TBD       TBD       TBD      TBD     TBD)
Spread:                               (TBD       TBD       TBD       TBD       TBD      TBD     TBD)
Yield(%):                             (TBD       TBD       TBD       TBD       TBD      TBD     TBD)
Price (Approx):                       (TBD       TBD       TBD       TBD       TBD      TBD     TBD)
Avg Life (Mat):                        1.00      3.00      8.73      6.62     6.17     6.00      5.45
Avg Life (Call):                       1.00      3.00      7.16      6.48     5.72     5.72      5.44
1st Prin Pymt:                       (9/97)    (6/99)    (6/02)    (9/00)    (9/00)   (9/00)   (9/00)
Exp Mat:                             (6/99)    (6/02)    (12/15)   (10/15)   (10/10   (2/09)   (10/06)
To 10% Call:                         (6/99)    (6/02)    (3/06)    (3/06)    (3/06)   (3/06)   (3/06)
Stated Mat:                          (10/15)   (3/25)    (8/27)    (8/27)    (8/27)   (8/27)   (8/27)


Collateral:                Fixed-Rate, First Lien Mortgage Loans

Total Group Size:          ($87,000,000)

Prepayment Assumption:     (23% HEP  (2.3% - 23% CPR Ramp over 10 months))

Fixed Rate Available
Funds Cap:  		   All Fixed Rate coupons are subject to  the  Fixed
			   Rate   Available  Funds  Cap.    The  Fixed  Rate
			   Available  Funds   Cap   is a  rate equal to  the
			   weighted average gross coupon rate less (i) servicing fees (50 bps) and (ii) trustee fee.

Payment Date:              The 25th day of each month or, if such day is not
                           a business day, the next succeeding business day, beginning on September 25, 1997.

Interest Accrual:          Interest will accrue from the 1st day of the
                           preceeding month until the 30th day of the preceeding month for the Fixed-Rate Certificates.

Payment Delay:             24 days

Int. Pmt. Basis:           30/360


                                                      Adjustable-Rate Certificates
                                       Class            Class             Class             Class
                                       AV-1              MV-1              MV-2              BV
Moody's Ratings:                        Aaa              Aa2                A2              Baa2
Fitch Ratings:                          AAA               AA                A               BBB
Approximate Size ($MM):              161.595            11.34             10.395             5.670
Coupon:                                (TBD              TBD               TBD              TBD)
Benchmark:                           1M LIBOR          1M LIBOR          1M LIBOR         1M LIBOR
Spread:                                (TBD              TBD               TBD              TBD)
Yield(%):                              (TBD              TBD               TBD              TBD)
Price (Approx):                        (TBD              TBD               TBD              TBD)
Avg Life (Call):                       2.34              4.75              4.68              4.48
Avg Life (Mat):                        2.55              5.22              5.04              4.55
1st Prin Pymt:                        (9/97)           (12/00)           (10/00)           (9/00)
Mat to 10% Call:                      (7/04)            (7/04)            (7/04)           (7/04)
Maturity:                             (4/13)           (11/09)            (6/08)           (12/05)
Stated Mat:                           (8/27)            (8/27)            (8/27)           (8/27)



Collateral:                Adjustable-Rate, First Lien Mortgage Loans

Total Group Size:          ($189,000,000)

Prepayment Assumption:     (28% CPR)

Adjustable Rate
Available Funds Cap:       All Adjustable Rate coupons are subject to the
                           Adjustable Rate Available Funds Cap. The
                           Adjustable Rate Available Funds Cap is a rate equal to the weighted average gross coupon less
                           (i) servicing fees (50 bps) and (ii) trustee fee.

Payment Date:              The 25th day of each month or, if such day is not
                           a business day, the next succeeding business day, beginning on September 25, 1997.

Interest Accrual:          For the Adjustable Rate Certificates, interest
                           will accrue for the first accrual period from settlement, and thereafter, from the 25th day of the preceeding month, until the 24th day of the current month (from Payment Date to Payment Date).

Payment Delay:             0 Days

Int. Pmt. Basis:           Actual/360

Shortfall Reimbursement:   If on any Payment Date the Adjustable-Rate
                           Certificate interest distribution amount divided by the outstanding principal balance of the Adjustable-Rate Loans is less than the Pass-
                           Through Rate (which is subject to a maximum equal to the Weighted Average Life Cap of the collateral), the amount of such shortfall and the aggregate of such shortfalls from previous payment dates together with accrued interest at the Pass-
                           Through Rate will be carried forward to the next
                           Payment Date until paid. No interest carryforward will be paid once the Group II Certificate principal balance has been reduced to zero.

Coupon Step-Up:            If the 10% Clean-Up Call is not exercised, the
                           coupon on the Class AV-1 Certificates shall increase by (2x) the AV-1 margin. The coupon on the remaining Adjustable-Rate Certificates shall increase by 1.5x the related margins.

Cashflow Priority:         FIXED RATE CERTIFICATES

                           1)    Repayment of any unrecoverable,
                                 unreimbursed Servicer advances;
                           2)    Servicing Fees and Master Servicing Fee;
                           3) Accrued monthly interest to the Fixed Rate Senior Certificates, including any interest carryforward, on a pro-rata basis.
                           4) Monthly principal sequentially to the Fixed Rate Senior Certificates as described under "PRINCIPAL PAYDOWN"
                           5)    Accrued monthly interest to class MF-1
                                 including any interest carryforward.
                           6)    Monthly principal to class MF-1 as
                                 described under "PRINCIPAL PAYDOWN"
                           7)    Accrued monthly interest to class MF-2
                                 including any interest carryforward.
                           8)    Monthly principal to class MF-2 as
                                 described under "PRINCIPAL PAYDOWN"
                           9)    Accrued monthly interest to class BF
                                 including any interest carryforward.
                           10) Monthly principal to class BF as described under "PRINCIPAL PAYDOWN".
                           11)   Excess cashflow to Fixed Rate Senior
                                 Certificates sequentially to build over-collateralization ("O/C").
                           12)   Excess cashflow to repay subordinate
                                 principal shortfalls.
                           13)   Excess cashflow to build O/C and repay
                                 shortfalls for the Adjustable Rate
                                 Certificates;
                           14)   Any excess cashflow reverts to Countrywide.


    ADJUSTABLE-RATE CERTIFICATES

                           1)    Repayment of any unrecoverable,
                                 unreimbursed Servicer advances;
                           2)    Servicing Fees and Master Servicing Fee;
                           3)    Accrued monthly interest to Class AV-1
                                 including any interest carryforward.
                           4) Monthly principal sequentially to Class AV-1 as described under "PRINCIPAL PAYDOWN".
                           5)    Accrued monthly interest to class MV-1
                                 including any interest carryforward.
                           6)    Monthly principal to class MV-1 as
                                 described under "PRINCIPAL PAYDOWN".
                           7)    Accrued monthly interest to class MV-2
                                 including any interest carryforward.
                           8)    Monthly principal to class MV-2 as
                                 described under "PRINCIPAL PAYDOWN".
                           9)    Accrued monthly interest to class BV
                                 including any interest carryforward.
                           10) Monthly principal to class BV as described under "PRINCIPAL PAYDOWN".
                           11)   Excess cashflow to Class AV-1 to build
                                 over-collateralization ("O/C")
                           12)   Excess cashflow to repay subordinate
                                 principal shortfalls.
                           13)   Excess cashflow to build O/C and repay
                                 shortfalls for the Fixed-Rate Certificates;
                           14)   Any excess cashflow reverts to Countrywide.


Clean-up Calls:            The Master Servicer has the option to exercise a
                           call when the Pool Stated Principal Balance for the related group is less than or equal to 10% of the Cut-Off Date Pool Principal Balance of the related group (i.e. separate calls for each group). The call will be exercised at par plus accrued interest.

Pricing Date:              (August   , 1997)

Settlement Date:           (August 28, 1997)

ERISA Considerations:      The Class A Certificates will be ERISA eligible as
                           of Closing. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

SMMEA: The Fixed-Rate Certificates will constitute "mortgage-related securities" for the purposes of SMMEA. The Adjustable-Rate Certificates will constitute "mortgage related securities" for the purposes of SMMEA.

Taxation:                  REMIC.



                           PRINCIPAL PAYDOWN
                           -----------------

    			  CLASS AF-4 LOCKOUT DISTRIBUTION AMOUNT: The applicable Class AF-4 Lockout Percentage multiplied by the Class AF-4 pro-rata distribution amount.



                                     CLASS AF-4 LOCKOUT PERCENTAGE
				September 1997 -- August 2000:                                   0%
				September 2000 -- August 2002:                                  45%
				September 2002 -- August 2003:                                  80%
				September 2003 -- August 2004:                                 100%
				September 2004 and after:                                      300%



                           IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

                           Group I Certificates:  1)  To the Class AF-4
                                                      Certificateholders --
                                                      the Class AF-4 Lockout
                                                      Distribution Amount
                                              	   2) All scheduled and
                                                      unscheduled principal
						      will be paid
						      sequentially to the
                                                      Fixed Rate Senior
                                                      Certificates.

                           Group II Certificates:  1) All scheduled and
                                                      unscheduled principal
                                                      will be paid to the
                                                      Class AV-1.

                           IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

                           With respect to each Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as is the case prior to the Test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates.

                           THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

                           i)    The Remittance Date is on or after the
                                 September 2000 Remittance Date.
                           ii) Each group's Senior Enhancement Percentage is greater than or equal to the related group's Senior Specified Enhancement Percentage.
                           iii)  A Trigger Event has not occurred (The
                                 current Senior Enhancement Percentage is greater than or equal to a multiple of the 60+ Day delinquency percentage ((2x) for the Fixed-Rate Group; (2.5x) for the Adjustable-Rate Group)).

SUBORDINATE CLASS
  PRINCIPAL DISTRIBUTION DATE:   For each Group, the later of (i) the
                                 September 2000 Payment Date and (ii) the first Payment Date on which the Senior
                                 Enhancement Percentage (i.e., the sum of the Subordinate Certificates + the O/C amount for a particular Mortgage Loan Group divided by the aggregate Loan Balance of the Mortgage Loans in such Mortgage Loan
                                 Group) is greater than or equal to the
                                 related Group's Senior Specified
                                 Enhancement Percentage, which is equal to two times the initial AAA subordination
                                 (including O/C).



     				 Group I Senior Specified                   Group II Senior Specified
                 		 Enhancement Percentage:                    Enhancement Percentage:
			                (20.00)%                                     (31.00)%
                      			   or                                           or
              			    (9.00% + 1.00%)*2                           (14.50% + 1.00%)*2



TRIGGER EVENT:             With respect to each Mortgage Loan Group, if the
                           percentage obtained by dividing (x) the principal amount of 60+ Day Delinquent Loans (including foreclosures and REOs) in such Mortgage Loan Group by (y) the aggregate outstanding Loan Balance of the Mortgage Loans in such Mortgage Loan Group as of the last day of the immediately preceding
                           Remittance Period equals or exceeds (0.50) and (0.40) multiplied by the Senior Enhancement
                           Percentage for the Fixed Rate Certificates and the Adjustable Rate Certificates, respectively.

                           If the Subordinated Class Principal Distribution Test is met, principal will be distributed in amounts that will keep the subordination for each class at its required level.


			                               REQUIRED SUBORDINATION LEVELS
	                    		Group I                                             Group II
				Class A          -               (20.00)%          Class A          -             (31.00)%
				Class M-1        -               (12.00)%          Class M-1        -             (19.00)%
				Class M-2        -               ( 6.00)%          Class M-2        -             ( 8.00)%
				Class B          -               ( 2.00)%          Class B          -             ( 2.00)%



                           To keep the Required Subordination Levels constant, If the Subordinated Class Principal Distribution Test is met, principal will be distributed according to the following formula:

                                      THE EXCESS OF:

The sum of:                i)    the Principal Balance of the related
                                 Certificate Class immediately prior to such Payment Date;

                                      plus

                           ii) the Principal Balance of all Certificate Classes senior to said Class (after taking into account the payment of the related Class(es)' Principal Distribution Amount on such Payment Date).

                                 (i.e., for Class M-2, the Principal Balance of the Class A Certificates after taking into account the payment of the Class A Principal Distribution Amount for the current payment date + the Principal Balance of the Class M-1 Certificates immediately prior to the current payment date)

                                      Over:

                                 The product of the related Class Percentage and the outstanding Loan Balance of Mortgage Loans in the related Mortgage Loan Group as of the last day of the Remittance Period.


                                           CLASS PERCENTAGE
                     			Group I                                             Group II
				 Class A          -               (80.00)%            Class A       -  	(69.00)%
				 Class M-1        -               (88.00)%            Class M-1     -  	(81.00)%
				 Class M-2        -               (94.00)%            Class M-2     -  	(92.00)%
				 Class B          -               (98.00)%            Class B       -  	(98.00)%


Prospectus:                The Certificates are being offered pursuant to a
                           Prospectus which includes a Prospectus Supplement
                           (together, the "Prospectus").  Complete
                           information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.


Deal ID/CUSIP CWABS73F                         Coupon          N/A
Class         AF-1   AAA SEQ                   Accr  0.48788 1st Pmt 09/25/97
Collateral    100%FN  (Real)                   Factor             on  /  /
N/GWAC (Orig)  /   (8.912/9.412)               LIBOR-1M               5.64453
WAM    (Orig)         (28.765)                 Mat N/A        Settle 08/28/97
CenterPrice   100-00  Inc   0.5             Table Yield      Roll@

 FIXED        HEP 23.00    HEP 17.00    HEP 19.00    HEP 21.00    HEP 25.00    HEP 27.00       HEP 29.00

 ARMS         CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00       CPR 28.00
99-28+          6.248        6.315        6.292        6.270        6.227        6.207         6.187
99-29           6.231        6.302        6.277        6.254        6.210        6.188         6.168
99-29+          6.215        6.288        6.263        6.239        6.192        6.170         6.148
99-30           6.198        6.275        6.249        6.223        6.175        6.151         6.129
99-30+          6.182        6.262        6.234        6.207        6.157        6.133         6.109
99-31           6.165        6.248        6.220        6.192        6.139        6.114         6.090
99-31+          6.149        6.235        6.205        6.176        6.122        6.096         6.071
100-00          6.132        6.222        6.191        6.161        6.104        6.077         6.051
100-00+         6.115        6.208        6.176        6.145        6.087        6.058         6.032
100-01          6.099        6.195        6.162        6.130        6.069        6.040         6.012
100-01+         6.082        6.182        6.147        6.114        6.052        6.021         5.993
100-02          6.066        6.168        6.133        6.099        6.034        6.003         5.973
100-02+         6.049        6.155        6.118        6.083        6.016        5.984         5.954
100-03          6.033        6.142        6.104        6.068        5.999        5.966         5.934
100-03+         6.016        6.128        6.089        6.052        5.981        5.947         5.915

Avg. Life       1.003        1.259        1.157        1.073        0.944        0.892         0.848
1st Pmt.        0.075        0.075        0.075        0.075        0.075        0.075         0.075
Last Pmt.       1.825        2.408        2.158        1.992        1.742        1.658         1.492



Deal ID/CUSIP CWABS73F                                Coupon       N/A
Class       AF-2   AAA SEQ FIX                  Accr  0.49312 1st Pmt 09/25/97
Collateral  100%FN  (Real)                      Factor             on /  /
N/GWAC (Orig)    /      (8.912/9.412)           LIBOR-1M         5.64453
WAM    (Orig)         (28.765)                  Mat N/A        Settle 08/28/97
CenterPrice   100-00  Inc   0.5               Table Yield     Roll@

FIXED         HEP 23.00    HEP 17.00    HEP 19.00    HEP 21.00    HEP 25.00    HEP 27.00    HEP 29.00

ARMS          CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00
99-28+          6.541        6.571        6.561        6.551        6.530        6.520         6.509
99-29           6.535        6.567        6.556        6.545        6.524        6.513         6.501
99-29+          6.529        6.562        6.551        6.540        6.518        6.506         6.494
99-30           6.523        6.558        6.546        6.535        6.511        6.499         6.486
99-30+          6.517        6.553        6.541        6.529        6.505        6.492         6.479
99-31           6.511        6.549        6.536        6.524        6.498        6.485         6.471
99-31+          6.505        6.544        6.531        6.518        6.492        6.478         6.464
100-00          6.499        6.540        6.526        6.513        6.485        6.471         6.457
100-00+         6.493        6.535        6.521        6.507        6.479        6.464         6.449
100-01          6.488        6.531        6.516        6.502        6.473        6.457         6.442
100-01+         6.482        6.526        6.511        6.497        6.466        6.451         6.434
100-02          6.476        6.522        6.506        6.491        6.460        6.444         6.427
100-02+         6.470        6.517        6.501        6.486        6.453        6.437         6.419
100-03          6.464        6.513        6.497        6.480        6.447        6.430         6.412
100-03+         6.458        6.508        6.492        6.475        6.441        6.423         6.405

Avg. Life       3.003        4.125        3.668        3.302        2.747        2.526         2.332
1st Pmt.        1.825        2.408        2.158        1.992        1.742        1.658         1.492
Last Pmt.       4.825        7.242        6.158        5.408        4.408        3.992         3.658


Deal ID/CUSIP CWABS73F                                Coupon       N/A
Class       AF-3   AAA SEQ FIX                  Accr  0.53587 1st Pmt 09/25/97
Collateral    100%FN  (Real)                    Factor             on  /  /
N/GWAC (Orig)     /    (8.912/9.412)            LIBOR-1M         5.64453
WAM    (Orig)         (28.765)                  Mat N/A        Settle 08/28/97
CenterPrice    99-31+ Inc   0.5               Table Yield     Roll@


                          ******  TO MATURITY ******

FIXED         HEP 23.00    HEP 17.00    HEP 19.00    HEP 21.00    HEP 25.00    HEP 27.00    HEP 29.00

ARMS          CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00
99-28           7.195        7.208        7.204        7.199        7.189        7.183         7.176
99-28+          7.192        7.206        7.202        7.197        7.186        7.180         7.173
99-29           7.189        7.204        7.199        7.195        7.183        7.177         7.169
99-29+          7.187        7.202        7.197        7.192        7.181        7.174         7.166
99-30           7.184        7.200        7.195        7.190        7.178        7.171         7.163
99-30+          7.182        7.198        7.193        7.188        7.175        7.168         7.159
99-31           7.179        7.196        7.191        7.185        7.172        7.165         7.156
99-31+          7.177        7.194        7.189        7.183        7.169        7.161         7.152
100-00          7.174        7.192        7.187        7.181        7.167        7.158         7.149
100-00+         7.172        7.190        7.184        7.178        7.164        7.155         7.146
100-01          7.169        7.188        7.182        7.176        7.161        7.152         7.142
100-01+         7.166        7.186        7.180        7.174        7.158        7.149         7.139
100-02          7.164        7.184        7.178        7.171        7.156        7.146         7.136
100-02+         7.161        7.182        7.176        7.169        7.153        7.143         7.132

100-03          7.159        7.180        7.174        7.167        7.150        7.140         7.129
Avg. Life       8.732       12.609       11.145        9.862        7.738        6.855         6.062
1st Pmt.        4.825        7.242        6.158        5.408        4.408        3.992         3.658
Last Pmt.      18.325       23.575       21.742       19.908       16.908       15.658        14.575



Deal ID/CUSIP CWABS73F                          Coupon                  N/A
Class         AF-3   AAA SEQ FIX                Accr  0.53587 1st Pmt 09/25/97
Collateral    100%FN  (Real)                    Factor             on  /  /
N/GWAC (Orig)   /     (8.912/9.412)             LIBOR-1M               5.64453
WAM    (Orig)         (28.765)                  Mat N/A        Settle 08/28/97
CenterPrice    99-31+ Inc   0.5               Table Yield     Roll@


                           ******  TO CALL  ******

FIXED         HEP 23.00    HEP 17.00    HEP 19.00     HEP 21.00    HEP 25.00     HEP 27.00    HEP 29.00

ARMS          CPR 28.00    CPR 28.00    CPR 28.00     CPR 28.00    CPR 28.00     CPR 28.00    CPR 28.00
99-28           7.187         7.203       7.198        7.193        7.181        7.174         7.168
99-28+          7.184         7.201       7.196        7.190        7.178        7.171         7.164
99-29           7.181         7.199       7.193        7.188        7.174        7.167         7.160
99-29+          7.178         7.196       7.191        7.185        7.171        7.164         7.156
99-30           7.175         7.194       7.189        7.182        7.168        7.160         7.153
99-30+          7.173         7.192       7.186        7.180        7.165        7.157         7.149
99-31           7.170         7.190       7.184        7.177        7.162        7.153         7.145
99-31+          7.167         7.188       7.181        7.174        7.159        7.150         7.141
100-00          7.164         7.186       7.179        7.172        7.155        7.147         7.138
100-00+         7.161         7.183       7.177        7.169        7.152        7.143         7.134
100-01          7.158         7.181       7.174        7.167        7.149        7.140         7.130
100-01+         7.155         7.179       7.172        7.164        7.146        7.136         7.127
100-02          7.152         7.177       7.169        7.161        7.143        7.133         7.123
100-02+         7.149         7.175       7.167        7.159        7.140        7.129         7.119
100-03          7.147         7.172       7.165        7.156        7.137        7.126         7.115

Avg. Life       7.156        10.477       9.197        8.091        6.361        5.689         5.159
1st Pmt.        4.825         7.242       6.158        5.408        4.408        3.992         3.658
Last Pmt.    03/25/06      12/25/08      11/25/07    12/25/06     07/25/05     11/25/04      05/25/04



Deal ID/CUSIP CWABS73F                          Coupon        		N/A
Class         AF-4   AAA NAS FIX                Accr  0.51000 1st Pmt 09/25/97
Collateral    100%FN  (Real)                    Factor             on  /  /
N/GWAC (Orig)    /     (8.912/9.412)            LIBOR-1M              5.64453
WAM    (Orig)         (28.765)                  Mat N/A        Settle 08/28/97
CenterPrice   100-00  Inc   0.5               Table Yield     Roll@

                          ******  TO MATURITY ******


FIXED         HEP 23.00    HEP 17.00    HEP 19.00    HEP 21.00    HEP 25.00    HEP 27.00    HEP 29.00

ARMS          CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00
99-28+          6.830        6.833        6.832        6.831        6.829        6.828         6.828
99-29           6.827        6.830        6.829        6.828        6.826        6.825         6.825
99-29+          6.824        6.827        6.826        6.825        6.823        6.822         6.822
99-30           6.821        6.824        6.823        6.822        6.820        6.819         6.818
99-30+          6.818        6.821        6.820        6.819        6.817        6.816         6.815
99-31           6.814        6.818        6.817        6.816        6.814        6.813         6.812
99-31+          6.811        6.816        6.814        6.813        6.810        6.810         6.809
100-00          6.808        6.813        6.811        6.810        6.807        6.807         6.806
100-00+         6.805        6.810        6.808        6.807        6.804        6.803         6.803
100-01          6.802        6.807        6.805        6.804        6.801        6.800         6.800
100-01+         6.799        6.804        6.802        6.801        6.798        6.797         6.797
100-02          6.796        6.801        6.799        6.798        6.795        6.794         6.793
100-02+         6.793        6.798        6.796        6.795        6.792        6.791         6.790
100-03          6.790        6.795        6.793        6.792        6.789        6.788         6.787
100-03+         6.787        6.792        6.790        6.789        6.786        6.785         6.784

Avg. Life       6.623        7.075        6.889        6.741        6.528        6.452         6.393
1st Pmt.        3.075        3.075        3.075        3.075        3.158        3.158         3.242
Last Pmt.      18.158       23.325       21.492       19.742       16.742       15.408        14.325



Deal ID/CUSIP CWABS73F                          Coupon                  N/A
Class         AF-4   AAA NAS FIX                Accr  0.51000 1st Pmt 09/25/97
Collateral    100%FN  (Real)                    Factor             on  /  /
N/GWAC (Orig)   /      (8.912/9.412)            LIBOR-1M              5.64453
WAM    (Orig)         (28.765)                  Mat N/A        Settle 08/28/97
CenterPrice   100-00  Inc   0.5               Table Yield     Roll@

                           ******  TO CALL  ******

FIXED         HEP 23.00    HEP 17.00    HEP 19.00    HEP 21.00    HEP 25.00    HEP 27.00    HEP 29.00

ARMS          CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00
99-28+          6.829        6.833        6.831        6.830        6.827        6.825         6.823
99-29           6.826        6.830        6.828        6.827        6.824        6.822         6.819
99-29+          6.823        6.827        6.825        6.824        6.821        6.819         6.816
99-30           6.819        6.824        6.822        6.821        6.818        6.815         6.813
99-30+          6.816        6.821        6.819        6.818        6.815        6.812         6.809
99-31           6.813        6.818        6.816        6.815        6.812        6.809         6.806
99-31+          6.810        6.815        6.813        6.812        6.808        6.806         6.803
100-00          6.807        6.812        6.810        6.809        6.805        6.802         6.799
100-00+         6.804        6.809        6.808        6.806        6.802        6.799         6.796
100-01          6.801        6.807        6.805        6.803        6.799        6.796         6.793
100-01+         6.798        6.804        6.802        6.800        6.796        6.793         6.789
100-02          6.795        6.801        6.799        6.797        6.793        6.789         6.786
100-02+         6.792        6.798        6.796        6.794        6.789        6.786         6.782
100-03          6.789        6.795        6.793        6.791        6.786        6.783         6.779
100-03+         6.785        6.792        6.790        6.788        6.783        6.780         6.776

Avg. Life       6.481        7.031        6.825        6.646        6.300        6.048         5.804
1st Pmt.        3.075        3.075        3.075        3.075        3.158        3.158         3.242
Last Pmt.    03/25/06     12/25/08     11/25/07     12/25/06     07/25/05      11/25/04      05/25/04



Deal ID/CUSIP CWABS73F                         Coupon                  N/A
Class       MF-1   AA2/AA FIX                  Accr  0.53100 1st Pmt 09/25/97
Collateral    100%FN  (Real)                   Factor             on  /  /
N/GWAC (Orig)    /    (8.912/9.412)            LIBOR-1M              5.64453
WAM    (Orig)         (28.765)                 Mat N/A        Settle 08/28/97
CenterPrice    99-31+ Inc   0.5              Table Yield     Roll@

                          ******  TO MATURITY ******

FIXED         HEP 23.00    HEP 17.00    HEP 19.00    HEP 21.00    HEP 25.00    HEP 27.00    HEP 29.00

ARMS          CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00
99-28           7.111        7.125        7.121        7.116        7.107        7.102         7.099
99-28+          7.108        7.123        7.118        7.113        7.103        7.099         7.095
99-29           7.105        7.120        7.115        7.110        7.100        7.095         7.091
99-29+          7.101        7.117        7.112        7.107        7.096        7.091         7.087
99-30           7.098        7.114        7.109        7.104        7.093        7.088         7.083
99-30+          7.095        7.112        7.106        7.100        7.089        7.084         7.079
99-31           7.091        7.109        7.103        7.097        7.086        7.080         7.075
99-31+          7.088        7.106        7.100        7.094        7.082        7.077         7.071
100-00          7.085        7.104        7.097        7.091        7.079        7.073         7.067
100-00+         7.081        7.101        7.095        7.088        7.075        7.069         7.064
100-01          7.078        7.098        7.092        7.085        7.072        7.065         7.060
100-01+         7.075        7.096        7.089        7.082        7.068        7.062         7.056
100-02          7.071        7.093        7.086        7.079        7.065        7.058         7.052
100-02+         7.068        7.090        7.083        7.076        7.061        7.054         7.048
100-03          7.065        7.088        7.080        7.073        7.057        7.051         7.044

Avg. Life       6.170        8.155        7.376        6.724        5.711        5.333         5.018
1st Pmt.        3.075        3.825        3.408        3.158        3.075        3.158         3.158
Last Pmt.      13.158       17.242       15.492       14.242       12.158       11.242        10.492



Deal ID/CUSIP CWABS73F                         Coupon                  N/A
Class         MF-1   AA2/AA FIX                Accr  0.53100 1st Pmt 09/25/97
Collateral    100%FN  (Real)                   Factor             on  /  /
N/GWAC (Orig)    /    (8.912/9.412)            LIBOR-1M               5.64453
WAM    (Orig)         (28.765)                 Mat N/A        Settle 08/28/97
CenterPrice    99-31+ Inc   0.5              Table Yield     Roll@

                           ******  TO CALL  ******


FIXED         HEP 23.00    HEP 17.00    HEP 19.00    HEP 21.00    HEP 25.00    HEP 27.00    HEP 29.00

ARMS          CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00
99-28           7.108        7.123        7.118        7.113        7.103        7.098         7.094
99-28+          7.104        7.120        7.115        7.110        7.099        7.094         7.090
99-29           7.101        7.117        7.112        7.106        7.095        7.090         7.086
99-29+          7.097        7.114        7.109        7.103        7.092        7.086         7.082
99-30           7.094        7.112        7.106        7.100        7.088        7.082         7.077
99-30+          7.090        7.109        7.103        7.097        7.084        7.078         7.073
99-31           7.087        7.106        7.100        7.093        7.081        7.075         7.069
99-31+          7.083        7.103        7.097        7.090        7.077        7.071         7.065
100-00          7.080        7.100        7.094        7.087        7.073        7.067         7.061
100-00+         7.076        7.098        7.091        7.084        7.070        7.063         7.057
100-01          7.073        7.095        7.088        7.080        7.066        7.059         7.053
100-01+         7.069        7.092        7.085        7.077        7.062        7.055         7.049
100-02          7.066        7.089        7.082        7.074        7.058        7.051         7.045
100-02+         7.063        7.087        7.079        7.071        7.055        7.047         7.041
100-03          7.059        7.084        7.076        7.067        7.051        7.043         7.036

Avg. Life       5.720        7.589        6.852        6.233        5.295        4.931         4.649
1st Pmt.        3.075        3.825        3.408        3.158        3.075        3.158         3.158
Last Pmt.    03/25/06     12/25/08      11/25/07     12/25/06     07/25/05     11/25/04      05/25/04


Deal ID/CUSIP CWABS73F                         Coupon                  N/A
Class         MF-2   A2/A FIX                  Accr  0.54600 1st Pmt 09/25/97
Collateral    100%FN  (Real)                   Factor             on  /  /
N/GWAC (Orig)    /     (8.912/9.412)           LIBOR-1M               5.64453
WAM    (Orig)         (28.765)                 Mat N/A        Settle 08/28/97
CenterPrice   100-00  Inc   0.5              Table Yield     Roll@

                          ******  TO MATURITY ******



FIXED         HEP 23.00    HEP 17.00    HEP 19.00    HEP 21.00    HEP 25.00    HEP 27.00    HEP 29.00
ARMS          CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00
99-28+          7.309        7.325        7.320        7.315        7.304        7.299         7.295
99-29           7.306        7.322        7.317        7.311        7.301        7.295         7.291
99-29+          7.303        7.319        7.314        7.308        7.297        7.292         7.287
99-30           7.299        7.317        7.311        7.305        7.293        7.288         7.283
99-30+          7.296        7.314        7.308        7.302        7.290        7.284         7.279
99-31           7.292        7.311        7.305        7.299        7.286        7.280         7.275
99-31+          7.289        7.308        7.302        7.295        7.283        7.276         7.271
100-00          7.286        7.306        7.299        7.292        7.279        7.273         7.267
100-00+         7.282        7.303        7.296        7.289        7.275        7.269         7.263
100-01          7.279        7.300        7.293        7.286        7.272        7.265         7.259
100-01+         7.275        7.297        7.290        7.283        7.268        7.261         7.255
100-02          7.272        7.295        7.287        7.280        7.264        7.257         7.251
100-02+         7.269        7.292        7.284        7.276        7.261        7.254         7.247
100-03          7.265        7.289        7.281        7.273        7.257        7.250         7.243
100-03+         7.262        7.286        7.278        7.270        7.254        7.246         7.239

Avg. Life       6.001        7.939        7.184        6.543        5.548        5.170         4.859
1st Pmt.        3.075        3.825        3.408        3.158        3.075        3.075         3.075
Last Pmt.      11.492       14.908       13.658       12.492       10.575        9.825         9.158


Deal ID/CUSIP CWABS73F                         Coupon                  N/A
Class         MF-2   A2/A FIX                  Accr  0.54600 1st Pmt 09/25/97
Collateral    100%FN  (Real)                   Factor             on  /  /
N/GWAC (Orig)   /     (8.912/9.412)            LIBOR-1M               5.64453
WAM    (Orig)         (28.765)                 Mat N/A        Settle 08/28/97
CenterPrice   100-00  Inc   0.5              Table Yield     Roll@

                           ******  TO CALL  ******


FIXED         HEP 23.00    HEP 17.00    HEP 19.00    HEP 21.00    HEP 25.00    HEP 27.00       HEP 29.00

ARMS          CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00       CPR 28.00
99-28+          7.307        7.323        7.318        7.312        7.301        7.296         7.291
99-29           7.303        7.320        7.315        7.309        7.298        7.292         7.287
99-29+          7.300        7.318        7.312        7.306        7.294        7.288         7.283
99-30           7.296        7.315        7.309        7.302        7.290        7.284         7.279
99-30+          7.293        7.312        7.306        7.299        7.287        7.280         7.275
99-31           7.289        7.309        7.303        7.296        7.283        7.276         7.271
99-31+          7.286        7.306        7.300        7.293        7.279        7.272         7.266
100-00          7.282        7.303        7.296        7.289        7.275        7.268         7.262
100-00+         7.279        7.301        7.293        7.286        7.272        7.264         7.258
100-01          7.275        7.298        7.290        7.283        7.268        7.261         7.254
100-01+         7.272        7.295        7.287        7.280        7.264        7.257         7.250
100-02          7.268        7.292        7.284        7.276        7.260        7.253         7.246
100-02+         7.265        7.289        7.281        7.273        7.257        7.249         7.242
100-03          7.261        7.287        7.278        7.270        7.253        7.245         7.237
100-03+         7.258        7.284        7.275        7.266        7.249        7.241         7.233

Avg. Life       5.720        7.589        6.852        6.233        5.291        4.916         4.627
1st Pmt.        3.075        3.825        3.408        3.158        3.075        3.075         3.075
Last Pmt.    03/25/06     12/25/08      11/25/07     12/25/06     07/25/05     11/25/04      05/25/04


Deal ID/CUSIP CWABS73F                         Coupon                  N/A
Class         BF     BAA2/BBB FIX              Accr  0.56437 1st Pmt 09/25/97
Collateral    100%FN  (Real)                   Factor             on  /  /
N/GWAC (Orig)    /    (8.912/9.412)            LIBOR-1M               5.64453
WAM    (Orig)         (28.765)                 Mat N/A        Settle 08/28/97
CenterPrice   100-00  Inc   0.5              Table Yield     Roll@

                          ******  TO MATURITY ******

FIXED         HEP 23.00    HEP 17.00    HEP 19.00    HEP 21.00    HEP 25.00    HEP 27.00    HEP 29.00

ARMS          CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00
99-28+          7.552        7.570        7.564        7.558        7.546        7.540         7.535
99-29           7.548        7.567        7.561        7.555        7.542        7.536         7.531
99-29+          7.545        7.564        7.558        7.551        7.538        7.532         7.526
99-30           7.541        7.561        7.555        7.548        7.534        7.528         7.522
99-30+          7.537        7.558        7.551        7.544        7.530        7.524         7.518
99-31           7.534        7.555        7.548        7.541        7.527        7.520         7.513
99-31+          7.530        7.552        7.545        7.538        7.523        7.516         7.509
100-00          7.526        7.549        7.542        7.534        7.519        7.512         7.505
100-00+         7.523        7.547        7.539        7.531        7.515        7.507         7.500
100-01          7.519        7.544        7.536        7.527        7.511        7.503         7.496
100-01+         7.515        7.541        7.532        7.524        7.507        7.499         7.492
100-02          7.512        7.538        7.529        7.521        7.503        7.495         7.487
100-02+         7.508        7.535        7.526        7.517        7.499        7.491         7.483
100-03          7.505        7.532        7.523        7.514        7.496        7.487         7.479
100-03+         7.501        7.529        7.520        7.510        7.492        7.483         7.474

Avg. Life       5.455        7.249        6.544        5.952        5.043        4.701         4.414
1st Pmt.        3.075        3.825        3.408        3.158        3.075        3.075         3.075
Last Pmt.       9.158       12.075       10.992        9.992        8.408        7.825         7.242



Deal ID/CUSIP CWABS73F                         Coupon                  N/A
Class         BF     BAA2/BBB FIX              Accr  0.56437 1st Pmt 09/25/97
Collateral    100%FN  (Real)                   Factor             on  /  /
N/GWAC (Orig)     /   (8.912/9.412)            LIBOR-1M               5.64453
WAM    (Orig)         (28.765)                 Mat N/A        Settle 08/28/97
CenterPrice   100-00  Inc   0.5              Table Yield     Roll@

                            ******  TO CALL ******


FIXED         HEP 23.00    HEP 17.00    HEP 19.00    HEP 21.00    HEP 25.00    HEP 27.00    HEP 29.00

ARMS          CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00    CPR 28.00
99-28+          7.552        7.570        7.564        7.558        7.546        7.540         7.535
99-29           7.548        7.567        7.561        7.554        7.542        7.536         7.530
99-29+          7.544        7.564        7.558        7.551        7.538        7.532         7.526
99-30           7.541        7.561        7.554        7.548        7.534        7.528         7.522
99-30+          7.537        7.558        7.551        7.544        7.530        7.524         7.517
99-31           7.534        7.555        7.548        7.541        7.526        7.520         7.513
99-31+          7.530        7.552        7.545        7.537        7.523        7.515         7.509
100-00          7.526        7.549        7.542        7.534        7.519        7.511         7.504
100-00+         7.523        7.546        7.539        7.531        7.515        7.507         7.500
100-01          7.519        7.543        7.535        7.527        7.511        7.503         7.496
100-01+         7.515        7.541        7.532        7.524        7.507        7.499         7.491
100-02          7.512        7.538        7.529        7.520        7.503        7.495         7.487
100-02+         7.508        7.535        7.526        7.517        7.499        7.491         7.483
100-03          7.504        7.532        7.523        7.514        7.495        7.487         7.478
100-03+         7.501        7.529        7.520        7.510        7.491        7.482         7.474

Avg. Life       5.441        7.231        6.526        5.935        5.031        4.686         4.401
1st Pmt.        3.075        3.825        3.408        3.158        3.075        3.075         3.075
Last Pmt.    03/25/06     12/25/08     11/25/07     12/25/06     07/25/05     11/25/04     05/25/04


Deal ID/CUSIP CWABS73V                         Coupon                  N/A
Class  AV-1 AAA/AAA FLT LIBOR-1M,Flr 0.>       Accr  0.00000 1st Pmt 09/25/97
Collateral    100%FN  (Real)                   Factor             on  /  /
N/GWAC (Orig)   /     (8.912/9.412)            LIBOR-1M               5.64453
WAM    (Orig)         (28.765)                 Mat N/A        Settle 08/28/97
CenterPrice   100-00  Inc   0.5           Table DMrg Act/360 Roll@

                           ******  TO CALL  ******


FIXED         HEP 23.00    HEP 23.00    HEP 23.00    HEP 23.00    HEP 23.00    HEP 23.00    HEP 23.00

ARMS          CPR 28.00    CPR 22.00    CPR 25.00    CPR 30.00    CPR 35.00    CPR 40.00    CPR 43.00
99-28+         25.217       24.071       24.624       25.642       26.872       28.433        29.471
99-29          24.471       23.489       23.962       24.835       25.889       27.227        28.117
99-29+         23.725       22.907       23.302       24.029       24.907       26.022        26.763
99-30          22.980       22.325       22.641       23.222       23.925       24.817        25.410
99-30+         22.234       21.744       21.980       22.416       22.943       23.612        24.057
99-31          21.489       21.162       21.320       21.611       21.962       22.408        22.704
99-31+         20.745       20.581       20.660       20.805       20.981       21.204        21.352
100-00         20.000       20.000       20.000       20.000       20.000       20.000        20.000
100-00+        19.256       19.419       19.340       19.195       19.019       18.797        18.648
100-01         18.511       18.838       18.681       18.390       18.039       17.594        17.297
100-01+        17.768       18.258       18.021       17.586       17.059       16.391        15.946
100-02         17.024       17.677       17.362       16.781       16.080       15.189        14.596
100-02+        16.280       17.097       16.703       15.977       15.100       13.987        13.246
100-03         15.537       16.517       16.045       15.174       14.121       12.785        11.896
100-03+        14.794       15.937       15.386       14.370       13.142       11.584        10.547
Avg. Life       2.336        3.104        2.678        2.140        1.720        1.372         1.208
1st Pmt.        0.075        0.075        0.075        0.075        0.075        0.075         0.075
Last Pmt.    07/25/04     09/25/06     06/25/05     01/25/04     12/25/02     02/25/02     09/25/01


Deal ID/CUSIP CWABS73V                         Coupon                  N/A
Class  MV-1 AA2/AA FLT LIBOR-1M,Flr 0.3>       Accr  0.00000 1st Pmt 09/25/97
Collateral    100%FN  (Real)                   Factor            on   /  /
N/GWAC (Orig)    /      (8.912/9.412)          LIBOR-1M               5.64453
WAM    (Orig)         (28.765)                 Mat N/A        Settle 08/28/97
CenterPrice   100-00  Inc   0.5              Table DMrg Act/360 Roll@

                           ******  TO CALL  ******


FIXED         HEP 23.00    HEP 23.00    HEP 23.00    HEP 23.00    HEP 23.00    HEP 23.00    HEP 23.00

ARMS          CPR 28.00    CPR 22.00    CPR 25.00    CPR 30.00    CPR 35.00    CPR 40.00    CPR 43.00
99-28+         37.649       37.220       37.457       37.749       37.899       37.879        37.997
99-29          37.270       36.903       37.106       37.356       37.485       37.468        37.569
99-29+         36.892       36.586       36.755       36.963       37.070       37.056        37.141
99-30          36.513       36.268       36.404       36.570       36.656       36.645        36.712
99-30+         36.135       35.951       36.053       36.178       36.242       36.234        36.284
99-31          35.756       35.634       35.702       35.785       35.828       35.822        35.856
99-31+         35.378       35.317       35.351       35.393       35.414       35.411        35.428
100-00         35.000       35.000       35.000       35.000       35.000       35.000        35.000
100-00+        34.622       34.683       34.649       34.608       34.586       34.589        34.572
100-01         34.244       34.366       34.299       34.215       34.172       34.178        34.144
100-01+        33.866       34.049       33.948       33.823       33.759       33.767        33.717
100-02         33.488       33.733       33.597       33.431       33.345       33.356        33.289
100-02+        33.110       33.416       33.247       33.039       32.931       32.946        32.861
100-03         32.732       33.099       32.897       32.646       32.518       32.535        32.434
100-03+        32.355       32.783       32.546       32.254       32.105       32.124        32.006

Avg. Life       4.750        5.915        5.214        4.535        4.242        4.262         4.070
1st Pmt.        3.325        3.075        3.242        3.325        3.575        3.742         3.992
Last Pmt.     07/25/04     09/25/06     06/25/05     01/25/04     12/25/02     02/25/02     09/25/01


Deal ID/CUSIP CWABS73V                         Coupon     * Cap 99.0 Flr 0.55
Class   MV-2   A2/A FLT LIBOR-1M,Flr 0.55,>    Accr  0.00000 1st Pmt 09/25/97
Collateral    100%FN  (Real)                   Factor            on   /  /
N/GWAC (Orig)   /  (8.912/9.412)               LIBOR-1M             5.64453
WAM    (Orig)         (28.765)                 Mat N/A       Settle 08/28/97
CenterPrice   100-00  Inc   0.5              Table DMrg Act/360 Roll@

                               ******  TO CALL  ******


FIXED         HEP 23.00    HEP 23.00    HEP 23.00    HEP 23.00    HEP 23.00    HEP 23.00    HEP 23.00

ARMS          CPR 28.00    CPR 22.00    CPR 25.00    CPR 30.00    CPR 35.00    CPR 40.00    CPR 43.00
99-28+         57.701       57.236       57.484       57.828       58.082       58.229        58.260
99-29          57.315       56.917       57.129       57.424       57.641       57.767        57.794
99-29+         56.929       56.597       56.774       57.020       57.201       57.306        57.328
99-30          56.543       56.277       56.419       56.616       56.761       56.844        56.863
99-30+         56.157       55.958       56.064       56.212       56.320       56.383        56.397
99-31          55.771       55.639       55.709       55.808       55.880       55.922        55.931
99-31+         55.386       55.319       55.355       55.404       55.440       55.461        55.466
100-00         55.000       55.000       55.000       55.000       55.000       55.000        55.000
100-00+        54.614       54.681       54.645       54.596       54.560       54.539        54.535
100-01         54.229       54.362       54.291       54.193       54.120       54.078        54.069
100-01+        53.844       54.043       53.936       53.789       53.680       53.617        53.604
100-02         53.458       53.724       53.582       53.386       53.241       53.157        53.139
100-02+        53.073       53.405       53.227       52.982       52.801       52.696        52.674
100-03         52.688       53.086       52.873       52.579       52.361       52.236        52.208
100-03+        52.303       52.767       52.519       52.176       51.922       51.775        51.744

Avg. Life       4.678        5.910        5.184        4.422        3.982        3.764         3.720
1st Pmt.        3.158        3.075        3.075        3.158        3.242        3.242         3.325
Last Pmt.    07/25/04     09/25/06     06/25/05     01/25/04     12/25/02     02/25/02     09/25/01



Financial Strategies          08/18/97 02:09:52 pm         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / DMrg Act/360    Incorporated
Deal ID/CUSIP CWABS73V                                    Coupon        N/A
Class         BV     BAA2/BBB FLT LIBOR-1M,Flr 0> Accr  0.00000 1st Pmt 09/25/97
Collateral    100%FN  (Real)                              Factor on   /  /
N/GWAC (Orig)       /        (8.912/9.412)                LIBOR-1M   5.64453
WAM    (Orig)         (28.765)                         Mat N/A Settle 08/28/97
CenterPrice   100-00  Inc   0.5                   Table DMrg Act/360 Roll@

                           ******  TO CALL  ******


FIXED         HEP 23.00    HEP 23.00    HEP 23.00    HEP 23.00    HEP 23.00    HEP 23.00    HEP 23.00

ARMS          CPR 28.00    CPR 22.00    CPR 25.00    CPR 30.00    CPR 35.00    CPR 40.00    CPR 43.00
99-28+         95.822       95.323       95.584       95.966       96.281       96.509        96.597
99-29          95.419       94.991       95.214       95.542       95.812       96.007        96.083
99-29+         95.015       94.659       94.845       95.118       95.343       95.506        95.569
99-30          94.612       94.327       94.476       94.694       94.874       95.004        95.055
99-30+         94.209       93.995       94.107       94.271       94.406       94.503        94.541
99-31          93.806       93.663       93.738       93.847       93.937       94.002        94.027
99-31+         93.403       93.332       93.369       93.423       93.468       93.501        93.514
100-00         93.000       93.000       93.000       93.000       93.000       93.000        93.000
100-00+        92.597       92.668       92.631       92.577       92.532       92.499        92.487
100-01         92.194       92.337       92.262       92.153       92.063       91.998        91.973
100-01+        91.792       92.005       91.894       91.730       91.595       91.498        91.460
100-02         91.389       91.674       91.525       91.307       91.127       90.997        90.947
100-02+        90.986       91.343       91.157       90.884       90.659       90.497        90.434
100-03         90.584       91.011       90.788       90.461       90.191       89.996        89.921
100-03+        90.181       90.680       90.420       90.038       89.723       89.496        89.408

Avg. Life       4.485        5.702        4.997        4.222        3.741        3.456         3.357
Avg. Pmt.       3.075        3.075        3.075        3.075        3.075        3.075         3.075
Last Pmt.    07/25/04     09/25/06     06/25/05     01/25/04     12/25/02     02/25/02     09/25/01



                         GROUP II AVAILABLE FUNDS CAP
    The Adjustable Rate Certificates are subject to an available funds cap
              = to the Group II New Pass-Thru Rate - Trustee Fee

		DATE                                       COUPON
		09/97                                      8.585
		10/97                                      8.585
		11/97                                      8.585
		12/97                                      8.585
		01/98                                      8.649
		02/98                                      8.843
		03/98                                      9.025
		04/98                                      9.025
		05/98                                      9.025
		06/98                                      9.025
		07/98                                      9.090
		08/98                                      9.283
		09/98                                      9.466
		10/98                                      9.466
		11/98                                      9.466
		12/98                                      9.466
		01/99                                      9.472
		02/99                                      9.535
		03/99                                      9.607
		04/99                                      9.607
		05/99                                      9.607
		06/99                                      9.607
		07/99                                      9.697
		08/99                                      10.198
		09/99                                      10.666
		10/99                                      10.666
		11/99                                      10.666
		12/99                                      10.666
		01/00                                      10.743
		02/00                                      11.084
		03/00                                      11.398 and thereafter




     -  COUNTRYWIDE 1997-3
     -  Cut Off Date of Tape is  07/31/97
     -  Fixed Rate Loans
     -  $77,889,091.39

Number of Mortgage Loans:                                                                        1,153

Lien Status:                                                                          First Lien Loans

Aggregate Unpaid Principal Balance:                                                     $77,889,091.39
Aggregate Original Principal Balance:                                                   $77,987,188.00

Weighted Average Gross Coupon:                                                                 10.079%
Gross Coupon Range:                                                                  7.625% -  14.500%

Average Unpaid Principal Balance:                                                           $67,553.42
Average Original Principal Balance:                                                         $67,638.50

Maximum Unpaid Principal Balance:                                                          $489,739.24
Minimum Unpaid Principal Balance:                                                            $9,750.00
Maximum Original Principal Balance:                                                        $490,000.00
Minimum Original Principal Balance:                                                          $9,750.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):                                              315.680
Stated Rem Term Range:                                                              175.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru Date):                                            1.132
Age Range:                                                                            0.000 -   13.000

Weighted Average Original Term:                                                                316.812
Original Term Range:                                                                180.000 -  360.000

Weighted Average Original LTV:                                                                  68.348
Original LTV Range:                                                                 14.290% -  85.000%
ZIP Code Max Concentration per Zone:                                                             1.09%

The Earliest First Payment Date:                                                              06/01/96
The Latest Maturity Date:                                                                     08/01/27



                      GROSS MORTGAGE INTEREST RATE RANGE



                                                                           Percentage of
                                                        Aggregate          Cut-Off Date
     Gross Mortgage                   Number of          Unpaid             Aggregate
     Interest Rate                     Mortgage         Principal           Principal
         Range                          Loans            Balance             Balance
 7.50% < Gross Coupon <=  7.75%            1            234,298.02           0.30
 7.75% < Gross Coupon <=  8.00%            5            715,546.15           0.92
 8.00% < Gross Coupon <=  8.25%            7            707,502.97           0.91
 8.25% < Gross Coupon <=  8.50%           22          2,442,507.01           3.14
 8.50% < Gross Coupon <=  8.75%           43          3,755,783.65           4.82
 8.75% < Gross Coupon <=  9.00%           78          6,253,699.75           8.03
 9.00% < Gross Coupon <=  9.25%           57          4,460,352.47           5.73
 9.25% < Gross Coupon <=  9.50%          101          8,435,880.70          10.83
 9.50% < Gross Coupon <=  9.75%          108          7,713,662.52           9.90
 9.75% < Gross Coupon <= 10.00%          128         10,380,164.02          13.33
10.00% < Gross Coupon <= 10.25%           81          4,982,871.59           6.40
10.25% < Gross Coupon <= 10.50%           90          6,673,576.57           8.57
10.50% < Gross Coupon <= 10.75%           65          3,682,280.06           4.73
10.75% < Gross Coupon <= 11.00%           66          3,528,998.23           4.53
11.00% < Gross Coupon <= 11.25%           55          2,727,000.65           3.50
11.25% < Gross Coupon <= 11.50%           49          2,465,242.06           3.17
11.50% < Gross Coupon <= 11.75%           51          2,343,503.70           3.01
11.75% < Gross Coupon <= 12.00%           35          1,641,445.03           2.11
12.00% < Gross Coupon <= 12.25%           30            978,303.45           1.26
12.25% < Gross Coupon <= 12.50%           21          1,259,883.49           1.62
12.50% < Gross Coupon <= 12.75%           15            882,485.65           1.13
12.75% < Gross Coupon <= 13.00%            9            293,416.90           0.38
13.00% < Gross Coupon <= 13.25%           19            570,686.95           0.73
13.25% < Gross Coupon <= 13.50%            5            173,881.61           0.22
13.50% < Gross Coupon <= 13.75%            9            505,846.31           0.65
13.75% < Gross Coupon <= 14.00%            1             18,193.14           0.02
14.00% < Gross Coupon <= 14.25%            1             50,682.46           0.07
14.25% < Gross Coupon <= 14.50%            1             11,396.28           0.01
Total . . . . . . . . . . . . . . . .   1153       $ 77,889,091.39         100.00%



                     REMAINING MONTHS TO STATED MATURITY

                                                                                      Percentage of
                                                                   Aggregate           Cut-Off Date
                                                 Number of           Unpaid             Aggregate
                                                 Mortgage          Principal            Principal
                Remaining Term                     Loans            Balance              Balance
168 < Rem Term <=  180                                367          18,688,151.26             23.99%
336 < Rem Term <=  348                                  1             172,363.42              0.22%
348 < Rem Term <=  360                                785          59,028,576.71             75.79%
Total . . . . . . . . . . . . . . . . . . . .        1153        $ 77,889,091.39            100.00%


                          LOAN SUMMARY STRATIFIED BY
                               LAST PAYMENT DATE


                                                                                   Percentage of
                                                         Aggregate                  Cut-Off Date
                                 Number of                Unpaid                     Aggregate
                                 Mortgage                Principal                   Principal
                                   Loans                  Balance                     Balance
06/01/97                              10                     834,527.75                     1.07
07/01/97                             660                  45,882,551.59                    58.91
08/01/97                             475                  30,878,807.17                    39.64
09/01/97                               5                     162,627.66                     0.21
10/01/97                               2                     111,614.26                     0.14
12/01/97                               1                      18,962.96                     0.02
Total . . . . . . . . . . . .       1153                $ 77,889,091.39                   100.00%



                        ORIGINAL LOAN-TO-VALUE RATIOS


                                                                                    Percentage of
                                                                Aggregate            Cut-Off Date
        Original                             Number of            Unpaid              Aggregate
      Loan-To-Value                           Mortgage          Principal             Principal
          Ratio                                Loans             Balance               Balance
10.000 < LTV <= 15.000                             1               15,000.00               0.02
15.000 < LTV <= 20.000                             1               64,000.00               0.08
20.000 < LTV <= 25.000                             9              217,650.41               0.28
25.000 < LTV <= 30.000                            20              776,811.85               1.00
30.000 < LTV <= 35.000                            16              746,145.32               0.96
35.000 < LTV <= 40.000                            18            1,080,871.29               1.39
40.000 < LTV <= 45.000                            38            1,785,312.35               2.29
45.000 < LTV <= 50.000                            48            2,595,157.70               3.33
50.000 < LTV <= 55.000                            62            3,271,648.68               4.20
55.000 < LTV <= 60.000                            94            6,396,155.12               8.21
60.000 < LTV <= 65.000                           125            7,483,333.05               9.61
65.000 < LTV <= 70.000                           226           15,368,628.13              19.73
70.000 < LTV <= 75.000                           271           19,826,277.28              25.45
75.000 < LTV <= 80.000                           157           12,647,974.33              16.24
80.000 < LTV <= 85.000                            67            5,614,125.88               7.21
Total . . . . . . . . . . . . . . . . . .       1153         $ 77,889,091.39             100.00%



                        CURRENT MORTGAGE LOAN AMOUNTS




                                                                            Percentage of
                                                        Aggregate            Cut-Off Date
         Current                     Number of           Unpaid               Aggregate
     Mortgage Loan                   Mortgage           Principal             Principal
    Principal Balance                  Loans             Balance               Balance
  5,000 < Balance <=    10,000            2               19,729.01              0.03
 10,000 < Balance <=    15,000           27              366,139.03              0.47
 15,000 < Balance <=    20,000           47              854,258.22              1.10
 20,000 < Balance <=    25,000           51            1,184,130.84              1.52
 25,000 < Balance <=    30,000           76            2,125,536.26              2.73
 30,000 < Balance <=    35,000           86            2,852,868.98              3.66
 35,000 < Balance <=    40,000           77            2,918,857.15              3.75
 40,000 < Balance <=    45,000           86            3,685,094.99              4.73
 45,000 < Balance <=    50,000           89            4,273,343.76              5.49
 50,000 < Balance <=    55,000           71            3,751,800.27              4.82
 55,000 < Balance <=    60,000           85            4,934,915.86              6.34
 60,000 < Balance <=    65,000           56            3,503,331.83              4.50
 65,000 < Balance <=    70,000           55            3,725,482.77              4.78
 70,000 < Balance <=    75,000           42            3,082,664.92              3.96
 75,000 < Balance <=    80,000           24            1,864,904.90              2.39
 80,000 < Balance <=    85,000           32            2,649,050.11              3.40
 85,000 < Balance <=    90,000           37            3,246,673.21              4.17
 90,000 < Balance <=    95,000           19            1,770,521.25              2.27
 95,000 < Balance <=   100,000           18            1,768,478.30              2.27
100,000 < Balance <=   105,000           17            1,744,668.52              2.24
105,000 < Balance <=   110,000            9              969,764.33              1.25
110,000 < Balance <=   115,000           13            1,462,931.06              1.88
115,000 < Balance <=   120,000           14            1,636,029.77              2.10
120,000 < Balance <=   125,000            9            1,110,030.24              1.43
125,000 < Balance <=   130,000            7              895,864.75              1.15
130,000 < Balance <=   135,000            6              794,872.86              1.02
135,000 < Balance <=   140,000            7              965,259.43              1.24
140,000 < Balance <=   145,000           11            1,579,012.33              2.03
145,000 < Balance <=   150,000            8            1,190,640.40              1.53
150,000 < Balance <=   200,000           29            4,924,722.63              6.32
200,000 < Balance <=   250,000           16            3,582,305.04              4.60
250,000 < Balance <=   300,000           14            3,773,433.23              4.84
300,000 < Balance <=   350,000            9            2,930,108.80              3.76
350,000 < Balance <=   400,000            1              389,769.75              0.50
400,000 < Balance <=   450,000            1              415,000.00              0.53
450,000 < Balance <=   500,000            2              946,896.59              1.22

Total . . . . . . . . . . . . . . . .  1153         $ 77,889,091.39            100.00%



               GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES



                                                                                Percentage of
                                                   Aggregate                     Cut-Off Date
                        Number of                    Unpaid                       Aggregate
                         Mortgage                  Principal                      Principal
State                     Loans                     Balance                        Balance
CA                          121                      11,927,509.49                   15.31
FL                          112                       7,685,024.54                    9.87
WA                           47                       4,643,601.22                    5.96
OH                           82                       4,615,724.41                    5.93
HI                           24                       4,256,036.08                    5.46
LA                           86                       4,228,740.96                    5.43
ID                           55                       3,613,342.46                    4.64
MI                           65                       3,518,210.66                    4.52
IN                           64                       3,181,149.68                    4.08
AZ                           38                       2,651,003.14                    3.40
UT                           26                       2,334,947.37                    3.00
TN                           43                       2,430,992.49                    3.12
TX                           38                       1,971,926.14                    2.53
PA                           47                       1,937,145.34                    2.49
CO                           22                       1,886,501.55                    2.42
KY                           39                       1,831,978.85                    2.35
MT                           20                       1,830,471.96                    2.35
OR                           17                       1,416,842.14                    1.82
MS                           27                       1,222,029.18                    1.57
GA                           19                       1,187,419.03                    1.52
Other*                      161                       9,518,494.70                   12.22

Total                     1,153                      77,889,091.39                  100.00%


* OTHER INCLUDES 30 STATES WHICH HAVE A CONCENTRATION OF LESS THAN 2.%


                             MORTGAGED PROPERTIES


                                                                                     Percentage of
                                                               Aggregate             Cut-Off Date
                                          Number of              Unpaid                Aggregate
                                           Mortgage            Principal               Principal
                                            Loans               Balance                 Balance
Single-family                               1004              65,741,346.32              84.40
Low-Rise Condo                                33               2,181,360.46               2.80
PUD                                           44               5,366,728.76               6.89
High-Rise Condo                                1                  38,500.00               0.05
2-4 Family                                    70               4,421,270.65               5.68
Apartment 5+ Units                             1                 139,885.20               0.18
Total                                       1153            $ 77,889,091.39             100.00%

                          LOAN SUMMARY STRATIFIED BY
                                 LOAN PURPOSE

                                                                                  Percentage of
                                       Number of          Aggregate               Cut-Off Date
                                       Mortgage            Unpaid                   Aggregate
                                         Loans            Principal                 Principal
                                                           Balance                   Balance
Purchase                                  184            11,183,755.35           	14.36
Refinance/No ETO                          196            16,061,838.59           	20.62
Refinance/ETO                             773            50,643,497.45           	65.02

Total . . . . . . . . . . . . . . .      1153          $ 77,889,091.39         	       100.00%



         DISTRIBUTION OF PREPAYMENT PENALTIES ON MORTGAGED PROPERTIES



                                                                                   Percentage of
                                                        Aggregate                   Cut-Off Date
                            Number of                     Unpaid                     Aggregate
        Prepay               Mortgage                   Principal                    Principal
       Penalty                Loans                      Balance                      Balance
          N                    268            		15,038,757.77                  19.31
          Y                    885            		62,850,333.62                  80.69


Total . . . . . . . .         1153                    $ 77,889,091.39                 100.00%

     -  COUNTRYWIDE
     -  Cut Off Date of Tape is  07/31/97
     -  ARM LOANS
     -  $147,696,605.73
Number of Mortgage Loans:                                     1,441

Index:                                                        6 Month LIBOR

Lien Status:                                                  First Lien Loans
Aggregate Unpaid Principal Balance:                           $147,696,605.73
Aggregate Original Principal Balance:                         $147,739,186.80

Weighted Average Coupon (Gross):                              9.105%
Gross Coupon Range:                                           6.250% -  13.500%

Weighted Average Margin (Gross):                              6.067%
Gross Margin Range:                                           4.500% - 8.875%

Weighted Average Life Cap (Gross):                            16.105%
Gross Life Cap Range:                                         13.250% - 20.500%

Weighted Average Life Floor (Gross):                          9.100%
Gross Life Floor Range:                                       5.750% -  13.500%

Average Unpaid Principal Balance:                             $102,495.91
Average Original Principal Balance:                           $102,525.46

Maximum Unpaid Principal Balance:                             $600,000.00
Minimum Unpaid Principal Balance:                             $6,500.00

Maximum Original Principal Balance:                           $600,000.00
Minimum Original Principal Balance:                           $6,500.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):             358.625
Stated Rem Term Range:                                        179.000 - 360.000

Weighted Average Age (First Pay thru Paid Thru):              0.245
Age Range:                                                    0.000 - 3.000

Weighted Average Original Term:                               358.870
Original Term Range:                                          180.000 - 360.000

Weighted Average Original LTV:                                72.201
Original LTV Range:                                           19.440% -  90.000%

Weighted Average Periodic Interest Cap:                       1.500%
Periodic Interest Cap Range:                                  1.500% - 1.500%

Weighted Average Months to Interest Roll:                     18.041
Months to Interest Roll Range*:                               4 - 25

Weighted Average Interest Roll Frequency:                     6.000
Interest Frequency Range:                                     6 - 6

ZIP Code Max Concentration per zone:                          0.72%

Percent of loans rolling every 6 months:                      29.40%
Percent of loans rolling 2/28:                                70.60%

The Earliest First Payment Date:                              07/01/97
The Latest Maturity Date:                                     09/01/27

* Months to roll calculated from 8/1/97 thru the next interest roll date.



                                              INDEX TYPE

                                          WA          WA    WA      WA                    Total
                #         %              Rem   WA   Life   Life  Months to    WA         Current
Index Type     Loan     Pool     WAC    Term   Age   Cap   Floor  INTROLL   Margin       Balance

2/28           1,093     70.60   9.470  359.78  .22  16.47  9.47   23.36     6.16     104,278,515.83
6 MOS            348     29.40   8.226  355.86  .30  15.23  8.22    5.27     5.85      43,418,089.90

Total . . .    1,441    100.00%  9.105  358.62  .25  16.10  9.10   18.04     6.07    $147,696,605.73


                                      LOAN SUMMARY STRATIFIED BY
                                               LIFE CAP

                                                                                       Percentage of
                                                                   Aggregate           Cut-Off Date
                                               Number of             Unpaid              Aggregate
                  Gross                        Mortgage            Principal             Principal
                Life Cap                         Loans              Balance               Balance
13.000 < LIFE CAP <= 13.500                         11                1,607,328.39             1.09
13.500 < LIFE CAP <= 14.000                         26                2,977,509.56             2.02
14.000 < LIFE CAP <= 14.500                         50                7,100,073.89             4.81
14.500 < LIFE CAP <= 15.000                        109               15,275,107.70            10.34
15.000 < LIFE CAP <= 15.500                        181               22,174,935,53            15.01
15.500 < LIFE CAP <= 16.000                        218               22,347,565.83            15.13
16.000 < LIFE CAP <= 16.500                        233               23,168,762,35            15.69
16.500 < LIFE CAP <= 17.000                        270               25,441,954.13            17.23
17.000 < LIFE CAP <= 17.500                        155               13,476,879.17             9.12
17.500 < LIFE CAP <= 18.000                        105                8,432,314.69             5.71
18.000 < LIFE CAP <= 18.500                         52                3,111,264.83             2.11
18.500 < LIFE CAP <= 19.000                         24                2,039,900.75             1.38
19.000 < LIFE CAP <= 19.500                         10                  406,808.91             0.28
19.500 < LIFE CAP <= 20.000                          1                   62,400.00             0.04
20.000 < LIFE CAP <= 20.500                          1                   73,800.00             0.05

Total . . . . . . . . . . . . . . . . .           1441             $147,696,605.73           100.00%



                                      LOAN SUMMARY STRATIFIED BY
                                              LIFE FLOOR

                                                                                     Percentage of
                                                                Aggregate            Cut-Off Date
                                            Number of            Unpaid                Aggregate
                Grosss                       Mortgage           Principal              Principal
               Life Cap                        Loans             Balance                Balance
 5.500 < Life Floor  <=  6.000                    2                 145,000.00              0.10
 6.000 < Life Floor  <=  6.500                   13               1,697,569.43              1.15
 6.500 < Life Floor  <=  7.000                   26               2,977,509.56              2.02
 7.000 < Life Floor  <=  7.500                   50               7,100,073.89              4.81
 7.500 < Life Floor  <=  8.000                  109              15,275,107.70             10.34
 8.000 < Life Floor  <=  8.500                  179              21,996.935.53             14.89
 8.500 < Life Floor  <=  9.000                  213              22,347,565.83             15.13
 9.000 < Life Floor  <=  9.500                  233              23,168,762.35             15.69
 9.500 < Life Floor  <= 10.000                  268              25,384,713.09             17.19
10.000 < Life Floor  <= 10.500                  155              13,476,879.17              9.12
10.500 < Life Floor  <= 11.000                  105               8,432,312,69              5.71
11.000  < Life Floor <= 11.500                   52               3,111,264.83              2.11
11.500 < Life Floor  <= 12.000                   24               2,039,900.75              1.38
12.000 < Life Floor  <= 12.500                   10                 406,808.91              0.28
12.500 < Life Floor  <= 13.000                    1                  62,400.00              0.04
13.000 < Life Floor  <= 13.500                    1                  73,800.00              0.05

Total . . . . . . . . . . . . . . . .          1441            $147,696,605.73            100.00%



                                  GROSS MORTGAGE INTEREST RATE RANGE

                                                                                     Percentage of
                                                                Aggregate            Cut-Off Date
                                              Number of           Unpaid               Aggregate
   GROSS MORTGAGE INTEREST RATE RANGE         Mortgage          Principal              Principal
                                                Loans            Balance                Balance

 6.00% < Gross Coupon <=  6.50%                   11           1,607,328.39                 1.09
 6.50% < Gross Coupon <=  7.00%                   26           2,977,509.56                 2.02
 7.00% < Gross Coupon <=  7.50%                   50           7,100,073.89                 4.81
 7.50% < Gross Coupon <=  7.75%                   49          6,5000,944.47                 4.40
 7.75% < Gross Coupon <=  8.00%                   60           8,774,163.23                 5.94
 8.00% < Gross Coupon <=  8.25%                   84              10,642.401.               7.21
                                                                      99
 8.25% < Gross Coupon <=  8.50%                   97                  11.532,               7.81
                                                                     533.54
 8.50% < Gross Coupon <=  8.75%                  102              10,079.991.               6.82
                                                                      45
 8.75% < Gross Coupon <=  9.00%                   11          12,267,574.38                 8.31
 9.00% < Gross Coupon <=  9.25%                  122          11,784,779.28                 7.98
 9.25% < Gross Coupon <=  9.50%                  111          11,383,983.07                 7.71
 9.50% < Gross Coupon <=  9.75%                  158          15,611,277.53                10.57
 9.75% < Gross Coupon <= 10.00%                  112           9,830,676.60                 6.66
10.00% < Gross Coupon <= 10.25%                   78           6,895,598.14                 4.67
10.25% < Gross Coupon <= 10.50%                   77           6,581,281.03                 4.46
10.50% < Gross Coupon <= 10.75%                   53           5,005,927.07                 3.39
10.75% < Gross Coupon <= 11.00%                   52           3,426,387.62                  2.32
11.00% < Gross Coupon <= 11.25%                   29           1,753,277.86                  1.19
11.25% < Gross Coupon <= 11.50%                   23           1,358,036.97                  0.92
11.50% < Gross Coupon <= 11.75%                   11           1,014,266.44                  0.69
11.75% < Gross Coupon <= 12.00%                   13           1,025,634.31                  0.69
12.00% < Gross Coupon <= 12.25%                    4             175,782.67                  0.12
12.25% < Gross Coupon <= 12.50%                    6             231,026.24                  0.16
12.50% < Gross Coupon <= 12.75%                    1              62,400.00                  0.04
13.25% < Gross Coupon <= 13.50%                    1              73,800.00                  0.05

                                                1441        $147,696,605.73                100.00%
Total . . . . . . . . . . . . . . . . .




                                  REMAINING MONTHS TO STATED MATURITY
                                                                                     Percentage of
                                                               Aggregate             Cut-Off Date
                                         Number of               Unpaid                Aggregate
                                         Mortgage              Principal               Principal
          Remaining Term                   Loans                Balance                 Balance
168 < Rem Term <= 180                          14                  927,133.34        	   0.63%
348 < Rem Term <= 360                       1,427              146,769,472.39       	  99.37%

Total . . . . . . . . . . . . .             1,441              147,696,605.73            100.00%



                                      LOAN SUMMARY STRATIFIED BY
                                            PAID THRU DATE
                                                                                     Percentage of
                                                               Aggregate             Cut-Off Date
                                         Number of               Unpaid                Aggregate
                                         Mortgage              Principal               Principal
                                           Loans                Balance                 Balance
06/01/97                                        1                   48,300.00                 0.03
07/01/97                                      592               62,754,963.62                42.49
08/01/97                                      843               84,488,219.14                57.20
09/01/97                                        5                  405,122.97                 0.27

Total . . . . . . . . . . . . .             1,441              147,696,605.73               100.00%




                        ORIGINAL LOAN-TO-VALUE RATIOS


                                                                                    Percentage of
                                                             Aggregate              Cut-Off Date
              Original                   Number of             Unpaid                 Aggregate
           Loan-to-Value                  Mortgage           Principal                Principal
               Ratio                       Loans              Balance                  Balance
15.000 < LTV <= 20.000                         1               48,800.00                    0.03
20.000 < LTV <= 25.000                         2               51,365.14                    0.03
25.000 < LTV <= 30.000                        10              499,500.00                    0.34
30.000 < LTV <= 35.000                        10              602,051.87                    0.41
35.000 < LTV <= 40.000                        11              804,043.47                    0.54
40.000 < LTV <= 45.000                        17            1,578,202.06                    1.07
45.000 < LTV <= 50.000                        42            3,577,115.84                    2.42
50.000 < LTV <= 55.000                        45            4,861,645.30                    3.29
55.000 < LTV <= 60.000                        71            6,082,082.71                    4.12
60.000 < LTV <= 65.000                       120           11,566,800.52                    7.83
65.000 < LTV <= 70.000                       264           22,665,615.25                   15.35
70.000 < LTV <= 75.000                       385           42,379,781.20                   28.69
75.000 < LTV <= 80.000                       364           40,652,255.53                   27.52
80.000 < LTV <= 85.000                        75            8,805,010.80                    5.96
85.000 < LTV <= 90.000                        24            3,522,336.04                    2.38

Total . . . . . . . . . . . . . . .         1441         $147,696,605.73                  100.00%



                               DISTRIBUTION OF
                                   MARGINS


                                                                                    Percentage of
                                                             Aggregate              Cut-Off Date
                                         Number of             Unpaid                 Aggregate
               Gross                      Mortgage           Principal                Principal
               Margin                      Loans              Balance                  Balance
4.000 < Margin <= 4.500                        1               32,150.00                    0.02
4.500 < Margin <= 5.000                       49            6,345,513.40                    4.30
5.000 < Margin <= 5.500                      271           29,303,734.45                   19.84
5.500 < Margin <= 6.000                      512           53,617,977.05                   36.30
6.000 < Margin <= 6.500                      310           31,873,899.75                   21.58
6.500 < Margin <= 7.000                      173           16,875,376.55                   11.43
7.000 < Margin <= 7.500                       86            6,894,825.70                    4.67
7.500 < Margin <= 8.000                       33            2,132,679.04                    1.44
8.000 < Margin <= 8.500                        5              558,049.79                    0.38
8.500 < Margin <= 9.000                        1               62,400.00                    0.04

Total . . . . . . . . . . . . . . .        1,441         $147,696,605.73                  100.00%



                           6M LIBOR ADJUSTING 2/28
                         NEXT INTEREST ROLLDATE DATE


                                                                                    Percentage of
                                                             Aggregate              Cut-Off Date
                Next                     Number of             Unpaid                 Aggregate
                Roll                      Mortgage           Principal                Principal
                Date                       Loans              Balance                  Balance
              06/01/99                        97             $8,874,723.21                 08.51
              07/01/99                       523            $49,329,646.02                 47.31
              08/01/99                       471            $45,913,196.60                 44.03
              09/01/99                         2               $160,950.00                 00.15

Total . . . . . . . . . . . . . . .         1093           $104,278,515.83                100.00%





                            6M LIBOR ADJUSTING 6 M
                         NEXT INTEREST ROLLDATE DATE


                                                                                    Percentage of
                                                             Aggregate              Cut-Off Date
                Next                     Number of             Unpaid                 Aggregate
                Roll                      Mortgage           Principal                Principal
                Date                       Loans              Balance                  Balance
              12/01/97                        55             $6,336,523.52                 14.59
              01/01/98                       158            $19,068,937.38                 43.92
              02/01/98                       135            $18,012,629.00                 41.49

Total . . . . . . . . . . . . . . .          348            $43,418,089.90                100.00%



                        CURRENT MORTGAGE LOAN AMOUNTS



                                                              Aggregate          Percentage of
            Current                       Number of             Unpaid           Cut-Off Date
         Mortgage Loan                     Mortgage           Principal       Aggregate Principal
       Principal Balance                    Loans              Balance              Balance
  5,000 < Balance <=       10,000               1                6,500.00              0.00
 10,000 < Balance <=       15,000               6               74,039.63              0.05
 15,000 < Balance <=       20,000              16              293,156.24              0.20
 20,000 < Balance <=       25,000              23              526,016.07              0.36
 25,000 < Balance <=       30,000              40            1,133,495.16              0.77
 30,000 < Balance <=       35,000              36            1,196,171.35              0.81
 35,000 < Balance <=       40,000              53            2,029,392.54              1.37
 40,000 < Balance <=       45,000              56            2,388,307.73              1.62
 45,000 < Balance <=       50,000              67            3,196,310.69              2.16
 50,000 < Balance <=       55,000              75            3,948,040.62              2.67
 55,000 < Balance <=       60,000              76            4,399,342.44              2.98
 60,000 < Balance <=       65,000              76            4,795,774.17              3.25
 65,000 < Balance <=       70,000              79            5,348,285.96              3.62
 70,000 < Balance <=       75,000              48            3,493,487.51              2.37
 75,000 < Balance <=       80,000              52            4,027,780.69              2.73
 80,000 < Balance <=       85,000              52            4,310,166.55              2.92
 85,000 < Balance <=       90,000              47            4,119,939.45              2.79
 90,000 < Balance <=       95,000              39            3,610,642.74              2.44
 95,000 < Balance <=      100,000              66            6,470,660.07              4.38
100,000 < Balance <=      105,000              53            5,464,426.02              3.70
105,000 < Balance <=      110,000              38            4,088,647.60              2.77
110,000 < Balance <=      115,000              31            3,499,065.58              2.37
115,000 < Balance <=      120,000              38            4,475,294.57              3.03
120,000 < Balance <=      125,000              32            3,937,805.63              2.67
125,000 < Balance <=      130,000              15            1,912,438.21              1.29
130,000 < Balance <=      135,000              21            2,792,517.39              1.89
135,000 < Balance <=      140,000              24            3,317,240.52              2.25
140,000 < Balance <=      145,000              15            2,146,843.55              1.45
145,000 < Balance <=      150,000              27            3,997,669.93              2.71
150,000 < Balance <=      200,000             109           19,014,957.31             12.87
200,000 < Balance <=      250,000              55           12,391,478.22              8.39
250,000 < Balance <=      300,000              31            8,581,353.33              5.81
300,000 < Balance <=      350,000              29            9,447,784.03              6.40
350,000 < Balance <=      400,000               3            1,120,000.00              0.76
400,000 < Balance <=      450,000               2              843,750.00              0.57
450,000 < Balance <=      500,000               5            2,450,672.56              1.66
500,000 < Balance <=      550,000               1              518,500.00              0.35
550,000 < Balance <=      600,000               4            2,328,651.67              1.58

Total . . . . . . . . .                      1441         $147,696,605.73            100.00%



               GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES


	                                                               Percent of
                                                                      Cut-Off Date         Aggregate
                                      Number of                        Aggregate            Unpaid
                                       Mortgage       Percent of        Pricipal           Principal
State                                   Loans         Loan Count        Balance             Balance
CA                                       170              11.80            19.99     	  29,530,575.04
WI                                       117               8.12             6.46      	   9,542,822.27
FL                                        87               6.04             5.19      	   7,672,071.16
CO                                        57               3.96             4.80      	   7,092,930.71
ID                                        65               4.51             4.75      	   7,016,002.11
TX                                        80               5.55             4.65      	   6,868,456.47
OH                                        88               6.11             4.69      	   6,580,591.11
WA                                        55               3.82             4.46      	   5,362,571.45
PA                                        79               5.48             3.63      	   4,912,769.09
MI                                        56               3.89             3.33      	   4,912,769.09
UT                                        42               2.91             3.29      	   4,865,238.13
IL                                        47               3.26             3.09      	   4,570,479.52
MA                                        31               2.15             2.79      	   4,126,870.32
MO                                        61               4.23             2.41      	   3,552,337.83
NC                                        37               2.57             2.24      	   3,310,219.74
OR                                        29               2.01             2.24      	   3,311,000.69
NM                                        22               1.53             1.98      	   2,924,736.45
NJ                                        27               1.87             1.94      	   2,869,028.57
AZ                                        26               1.80             1.94      	   2,860,383.21
IN                                        38               2.64             1.84      	   2,721,262.24
Other*                                   237              15.75            14.27     	  21,067,320.13

Total . . . . . . . . . . . . . .      1,441             100.00           100.00    	 147,696,605.73


*OTHER INCLUDES 30 STATES WHICH HAVE A CONCENTRATION OF LESS THAN 2.0%.


                             MORTGAGED PROPERTIES


                                                                                      Percentage of
                                                                  Aggregate           Cut-Off Date
                                            Number of              Unpaid               Aggregate
                                            Mortgage              Principal             Principal
                                              Loans                Balance               Balance
Single-Family                                   1222             122,526,165.02             82.96
Low-Rise Condo                                    63               5,848,642.98              3.96
PUD                                               84              13,562,849.97              9.18
High-Rise Condo                                    5                 272,104.78              0.18
2-4 Family                                        67               5,486,842.98              3.71

Total . . . . . . . . . . . . . . . .           1441            $147,696,605.73            100.00%




                   LOAN SUMMARY STRATIFIED BY LOAN PURPOSE


                                                                              Percent of Cut-Off Date
                                     Number of Mortgage    Aggregate Unpaid     Aggregate Principal
                                           Loans          Principal Balance           Balance
Purchase                                         507          51,820,147.97                  35.09
Refinance/No ETO                                 215          24,849,818.80                  16.82
Refinance/ETO                                    719          71,026,638.96                  48.09

Total . . . . . . . . . . . . . . .             1441        $147,696,605.73                 100.00%




         DISTRIBUTION OF PREPAYMENT PENALTIES ON MORTGAGED PROPERTIES


                                                                              Percent of Cut-Off Date
                                         Number of       Aggregate Unpaid       Aggregate Principal
Prepay Penalty                         Mortgage Loans    Principal Balance            Balance
N                                               720           75,568,944.03                  51.16
Y                                               721           72,127,661.70                  48.84

Total . . . . . . . . . . . . . . . .          1441         $147,696,605.73                 100.00%

